UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc.

December 30, 2022

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2022, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on November 29, 2022):

Proposal 1:  To elect five nominees to the Board of Directors to serve for one year.

Proposal 2:  To approve, on a non-binding advisory basis, the compensation paid to our executive officers.

Proposal 3:  To ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for 2022.

As of November 10, 2022, the record date for the annual meeting, there were outstanding 21,750,804 shares of common stock entitled to 21,750,804 votes at the annual meeting, 170,332 shares of Series 1 Preferred Stock entitled to 225,231 votes at the annual meeting, and 21,952 shares of Series 2 Preferred Stock entitled to 5,845,695 votes at the annual meeting. At the annual meeting, holders of 19,352,125 shares of voting stock were present in person or represented by proxy. The full voting results were as follows:

1. Election of directors. Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2023 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

James D. Allen	15,296,027	34,981	4,021,117

Howard S. Dvorkin	15,295,669	35,339	4,021,117

Sean Hinze	15,300,761	30,247	4,021,117

Thomas O. Katz	14,657,882	673,126	4,021,117

T. Scott King	15,290,940	40,068	4,021,117

2. Approval, on a non-binding basis, of the compensation paid to our named executive officers. Our stockholders voted for the approval of our compensation paid to our executive officers in 2021. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained

15,196,809	116,199	18,000

3. Ratification of appointment of independent registered public accounting firm. Our stockholders ratified the appointment of Grant Thornton, LLP as our independent registered public accountants for the year ending December 31, 2022. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained

19,294,706	16,822	40,597

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: January 3, 2023	By:	/s/ H. Russell Heiser Jr.
		Name:	H. Russell Heiser Jr.
		Title:	Chief Financial Officer

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